SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20509

                              FORM 8-K

                           CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                           August 6, 2003
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                           Date of Report
                 (Date of Earliest Event Reported)

                     ALPINE AIR EXPRESS, INC.
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     (Exact Name of Registrant as Specified in its Charter)

     Delaware                  000-27011                  33-0619518
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 (State or other juris-   (Commission File No.)          (IRS Employe
diction of incorporation)                                  I.D. No.)

                         1177 Alpine Air Way
                          Provo, Utah 84601
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             (Address of Principal Executive Offices)

                         (801) 373-1508
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                  Registrant's Telephone Number

Item 4.  Changes in Registrant's Certifying Accountant.

     Grant Thornton LLP, Certified Public Accountants, of Salt Lake City, Utah, audited our financial statements for the fiscal year ended October 31, 2002, and reviewed our financial statements for the quarterly period ended January 31, 2003; these financial statements respectively accompanied our 10-KSB Annual Report for the year ended October 31, 2002, and our 10-QSB Quarterly Report for the quarter ended January 31, 2003, which have been filed with the Securities and Exchange Commission.

     On August 6, 2003, we received notification from Grant Thornton, a copy of which had been filed with the Securities and Exchange Commission, that it was resigning as our auditors.

     Pritchett, Siler & Hardy, Certified Public Accountants, of Salt Lake City, Utah, were engaged by us on or about August 7, 2003, by our Audit Committee of the Board of Directors to review the financial statements of our Company for the quarterly period ended April 30, 2003.

     During the most recent fiscal year, and through August 6, 2003, there were no disagreements between us and Grant Thornton, whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved, would have caused them to make reference to the subject matter of the disagreement in connection with their reports. However, on July 21, 2003, we filed our 10-QSB Quarterly Report for the quarter ended April 30, 2003, with the Securities and Exchange Commission. Grant Thornton advised us on July 21, 2003, that they had not completed their review of these quarterly financial statements. We filed a 10-QSBA Quarterly Report for the quarter ended April 30, 2003, on August 6, 2003, indicating that our quarterly financial statements had not been reviewed by Grant Thornton.

     The reports of Grant Thornton did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Company's most recent fiscal year, and through August 6, 2003, Grant Thornton has not advised us that any of the following exists or is applicable:

     (1) That the internal controls necessary for the Company to develop reliable financial statements do not exist, or that information has come to their attention that has led them to no longer be able to rely on our management's representations or that has made them unwilling to be associated with the financial statements prepared by management;

     (2) That our Company needs to expand significantly the scope of our audit, or that information has come to their attention that if further investigated may materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements or any other financial presentation, or cause them to be unwilling to rely on management's representations or be associated with our financial statements for the foregoing reasons or any other reason; or

     (3) That they have advised us that information has come to their attention that they have concluded materially impacts the fairness or reliability of either a previously issued audit report or the underlying financial statements for the foregoing reasons or any other reason.

     However, in connection with the review of the Company's financial statements for the quarter ended January 31, 2003, Grant Thornton verbally communicated to the Company certain inadequacies related to the Company's ability to prepare financial information in a timely manner.

     During the Company's most recent fiscal year, and through August 6, 2003, we have not consulted Pritchett, Siler & Hardy regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements or any other financial presentation whatsoever.

     We have provided Grant Thornton with a copy of the disclosure provided under this Item of this Current Report and have advised them to provide us with a letter addressed to the Securities and Exchange Commission as to whether they agree or disagree with the disclosures made herein. A copy of their response is attached hereto and incorporated herein by this reference. See Item 7 of this Current Report.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.
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          (a)  Financial Statements of Businesses Acquired.

               None; not applicable.

          (b)  Pro Forma Financial Information.

               None; not applicable.

          (c) Exhibits.

Exhibit
Number                   Description
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  16                     Letter from Grant Thornton LLP


                             SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ALPINE AIR EXPRESS, INC.


Date: 8-8-03                      /s/Max A. Hansen
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